EXECUTION VERSION

[*] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

[*] GLOBAL INVESTMENT BANK 2,
as Buyer,
AOMR TRS SPE, LLC,
as Seller,
and
ANGEL OAK MORTGAGE REIT, INC.,
as Guarantor

AMENDMENT NO. 2
dated as of October 10, 2025
to the
PRICING SIDE LETTER
dated as of March 28, 2024

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AMENDMENT NO. 2 TO THE PRICING SIDE LETTER
This Amendment No. 2 to the Pricing Side Letter, dated as of October 10, 2025 (this “Amendment”), is entered into by and among [*] Global Investment Bank 2, as buyer (the “Buyer”), AOMR TRS SPE, LLC, a Delaware limited liability company, as seller (“Seller”), and Angel Oak Mortgage REIT, Inc., a Maryland corporation, as guarantor (“Guarantor”). Any capitalized terms not defined herein shall have the meaning assigned to such term in the Pricing Side Letter (as defined below).
WHEREAS, the parties hereto entered into that certain Pricing Side Letter, dated as of March 28, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”); and
WHEREAS, the parties hereto desire to amend the Pricing Side Letter as described below;
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendments. Effective as of the Amendment Effective Date, the Pricing Side Letter is hereby amended as follows:
(a)Section 1 of the Pricing Side Letter is hereby amended by deleting the definition of “Market Value” in its entirety and replacing it with the following:
“Market Value” means, (i) with respect to each Underlying Mortgage Loan, as of the initial Purchase Date (and, if applicable, the date of the initial Purchase Price Increase Transaction) of such Underlying Mortgage Loan and, solely with respect to each Underlying Mortgage Loan which is not identified in the following clause (ii), as of any date thereafter, the bid-side fair market value of an arms-length transaction between two consenting parties, expressed as a dollar amount, as determined by Buyer in its sole good faith discretion as of such date of determination; provided, however, that Seller shall have the option, at its sole expense, to acquire and deliver to Buyer (a) a third party valuation of any Underlying Mortgage Loan, from a third party approved by Buyer in its reasonable discretion or (b) a bona fide third party bid to purchase any Underlying Mortgage Loan if the Market Value of such Underlying Mortgage Loan as determined by Buyer in accordance with this clause (i) declined by more than 5% and results in a Margin Deficit; and (ii) solely with respect to each Underlying Mortgage Loan that is a First Lien Mortgage Loan or Second Lien Mortgage Loan that has all payments current or is less than sixty (60) Days Delinquent, as of any date after the initial Purchase Date (and, if applicable, the date of the initial Purchase Price Increase Transaction) of such First Lien Mortgage Loan or Second Lien Mortgage Loan, as applicable, the product of (a) the difference between (1) the ratio of (A) the Market Value of such First Lien Mortgage Loan or Second Lien Mortgage Loan, as applicable, as of the prior date of determination

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to (B) the unpaid principal balance of such First Lien Mortgage Loan or Second Lien Mortgage Loan, as applicable, as of the prior date of determination and (2) the product of (A) the Underlying Mortgage Loan’s Duration and (B) any change in the applicable interest rate since the prior date of determination as calculated using the Treasury Curve Reference Rate and (b) the unpaid principal balance of such First Lien Mortgage Loan or Second Lien Mortgage Loan, as applicable, as of such date of determination. Each Seller Party acknowledges that Buyer’s determination of Market Value is for the limited purpose of determining the value of the Underlying Mortgage Loans that are subject to Transactions under the Repurchase Agreement without the ability to perform customary purchaser’s due diligence and is not necessarily equivalent to a determination of the fair market value of such assets achieved by obtaining competing bids in an orderly market in which the originator/servicer is not in default under a revolving debt facility and the bidders have adequate opportunity to perform customary loan and servicing due diligence.
(b)Section 1 of the Pricing Side Letter is hereby amended by deleting the definition of “Pricing Rate” in its entirety and replacing it with the following:
“Pricing Rate” means, [*] provided, however, that the Pricing Rate shall be equal to the Base Rate to the extent provided in Section 40(e) of the Repurchase Agreement.
(c)Section 1 of the Pricing Side Letter is hereby amended by deleting the definition of “Purchase Price Percentage” in its entirety and replacing it with the following:
“Purchase Price Percentage” means, [*] For the avoidance of doubt, regardless of whether an Underlying Mortgage Loan is subject to a forbearance or deferral, such Underlying Mortgage Loan will be considered delinquent if the Mortgagor fails to make a monthly payment prior to the close of business on the day that immediately precedes the due date on which the next monthly payment is due in accordance with the MBA Method of Delinquency.
(d)Section 1 of the Pricing Side Letter is hereby amended by adding the following new definitions of “Treasury Curve Reference Rate” and “Underlying Mortgage Loan’s Duration” in the appropriate alphabetical order:
“Treasury Curve Reference Rate” means, the published U.S. Treasury securities interpolated I-curve, as determined by the Buyer, in its sole and absolute discretion, based on the rate found on the Bloomberg page “BBG GC I25”.

“Underlying Mortgage Loan’s Duration” means, the initial duration period listed on the Transaction Request, and thereafter the duration as adjusted by the Buyer, in its sole discretion, (i) on each monthly anniversary of the related Purchase Date or (ii) upon any repayment of any portion of the related Purchase Price with respect to such Transaction.

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(e)Schedule 1 to the Pricing Side Letter is hereby amended by deleting paragraph 23 to the exclusions from the description of Eligible Mortgage Loans in its entirety and replacing it with the following:
23.    Any Mortgage Loan where the related Mortgagor had a FICO score less than 660 at the time of origination, the Asset Value of which, when added to the Asset Values of all other Mortgage Loans subject to Transactions where the related Mortgagor had a FICO score less than 660 at the time of origination causes the percentage of the Asset Value of all Mortgage Loans subject to Transactions where the related Mortgagor had a FICO score less than 660 at the time of origination to the Asset Value of all Mortgage Loans subject to Transactions to be greater than 15%;

(f)Schedule 1 to the Pricing Side Letter is hereby amended by deleting references to “and HELOCs and “or HELOCs” in paragraphs 35 and 36 to the exclusions from the description of Eligible Mortgage Loans.
Section 2.Conditions to Effectiveness of this Amendment. This Amendment shall become effective on the date on which Buyer shall have received and Seller shall have completed, or shall have caused to be completed, the following conditions (such date, the “Amendment Effective Date”):
(a)the execution and delivery of this Amendment by each of the parties hereto; and
(b)Buyer shall have received all fees, expenses and other amounts due and payable to it under the Pricing Side Letter, the other Program Agreements and this Amendment on or prior to the date hereof.
Section 3.Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Pricing Side Letter shall remain in full force and effect and all such provisions shall apply equally to the terms and conditions set forth herein. This Amendment shall be effective as of the Amendment Effective Date upon the satisfaction of the conditions precedent set forth in Section 2 above and shall not be effective for any period prior to the Amendment Effective Date. After this Amendment becomes effective, all references in the Pricing Side Letter to “this Pricing Side Letter,” “hereof,” “herein” or words of similar effect referring to the Pricing Side Letter or references to the Pricing Side Letter in the other Program Agreements, shall be deemed to be references to the Pricing Side Letter as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Pricing Side Letter other than as set forth herein.
Section 4.Representations and Warranties. Seller and Guarantor each hereby represents and warrants that:
(a)it has the requisite power and authority, and legal right, to execute and deliver this Amendment and to perform its obligations under this Amendment, the Pricing Side Letter as amended by this Amendment and the other Program Agreements to which it is a party;
(b)each of this Amendment, the Pricing Side Letter as amended by this Amendment and the other Program Agreements to which it is a party constitutes a legal, valid and binding obligation of it enforceable against it in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium

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or similar laws affecting the rights of creditors generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);
(c)each representation and warranty of it contained in the Pricing Side Letter as amended by this Amendment and the other Program Agreements to which it is a party is true and correct and is hereby restated and affirmed;
(d)each covenant and each other agreement of it contained in the Pricing Side Letter as amended by this Amendment and the other Program Agreements to which it is a party is true and correct and is hereby restated and affirmed;
(e)the execution and effectiveness of this Amendment shall not materially affect it in the performance of its obligations under the Pricing Side Letter and the other Program Agreements; and
(f)in order to induce Buyer to execute and deliver this Amendment and as of the Amendment Effective Date, it is in full compliance with all of the terms and conditions of that certain Master Repurchase Agreement, dated as of March 28, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), by and among Buyer, Seller and Spruce Mortgage Trust, and each other Program Agreement and no Default or Event of Default has occurred and is continuing under the Repurchase Agreement or any other Program Agreement.
Section 5.Expenses. Seller hereby agrees that in addition to any costs otherwise required to be paid pursuant to the Pricing Side Letter and the other Program Agreements, Seller shall pay as and when billed by Buyer all of the reasonable out-of-pocket costs and expenses incurred by Buyer (including all reasonable and documented fees, disbursements and expenses of counsel to Buyer) in connection with the development, preparation and execution of this Amendment and all other documents prepared in connection herewith.
Section 6.Ratification. The parties hereto ratify all terms of the existing Pricing Side Letter other than those amended hereby, and ratify those provisions as amended hereby.
Section 7.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
Section 8.Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment.
Section 9.Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. The parties agree that this Amendment may be executed and delivered by electronic signatures and that the electronic signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability and admissibility. Delivery of an executed counterpart of this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 10.GOVERNING LAW. THIS AMENDMENT AND ANY DISPUTE, SUIT, ACTION OR PROCEEDING ARISING HEREFROM, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE

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STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY).
Section 11.SUBMISSION TO JURISDICTION; WAIVERS. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY:
(g)SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, RELATING TO THIS AMENDMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN MANHATTAN, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;
(h)CONSENTS THAT ANY SUCH ACTION OR PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME; AND
(i)AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.
Section 12.WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, ARISING OUT OF OR RELATING TO THIS AMENDMENT.
Section 13.Entire Agreement. The Pricing Side Letter, as amended by this Amendment, embodies the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and any understandings relating to the matters provided for herein, and, to the extent they conflict with the Pricing Side Letter, any disclaimers in any data tapes and other materials provided to Buyer by or on behalf of Seller unless otherwise explicitly agreed to by Buyer and Seller in such other materials. No alteration, waiver, amendments, or change or supplement hereto shall be binding or effective unless the same is set forth in writing by a duly authorized representative of each party hereto.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
SELLER:
AOMR TRS SPE, LLC
By: /s/ Brandon Filson
Name: Brandon Filson
Title: Chief Financial Officer

[Amendment No. 2 to Pricing Side Letter ([*] Global Investment Bank 2-Angel Oak (AOMR)) (2025)]

GUARANTOR:
ANGEL OAK MORTGAGE REIT, INC.
By: /s/ Brandon Filson
Name: Brandon Filson
Title: Chief Financial Officer

[Amendment No. 2 to Pricing Side Letter ([*] Global Investment Bank 2-Angel Oak (AOMR)) (2025)]

BUYER:
[*] GLOBAL INVESTMENT BANK 2

By: /s/[*]
Name: [*]
Title: [*]
By: /s/[*]
Name: [*]
Title: [*]

(j)
[Amendment No. 2 to Pricing Side Letter ([*] Global Investment Bank 2-Angel Oak (AOMR)) (2025)]